UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                  ------------


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 15, 1998


                               BGE CAPITAL TRUST I
             (Exact name of registrant as specified in its charter)


             Delaware                                  Applied for
     ----------------------------------------------------------------
    (State of incorporation or organization)        (IRS Employer
                                                   Identification No.)


                       BALTIMORE GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)


     Maryland                       1-1910                  52-0280210
----------------------------------------------------------------------------
(State of incorporation)        (Commission                (IRS Employer
                                 File Number)            Identification No.)


         39 W. Lexington Street Baltimore, Maryland          21201
        -----------------------------------------------------------
    (Address of registrants' principal executive offices)   (Zip Code)




                                  410-234-5511
              (Registrants' telephone number, including area code)




                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)




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Item 5.   Other Events


         Baltimore Gas and Electric Company (BGE) and BGE Capital Trust I (Trust) hereby file the following exhibit in connection with the offering by the Trust of 10,000,000 7.16% Trust Originated Preferred Securities pursuant to the registration statement of the Trust and BGE (File No. 333-53767-01 and
333-53767) filed with the Securities and Exchange Commission under the Securities Act of 1933.






                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BALTIMORE GAS AND ELECTRIC COMPANY
                                                   (Registrant)


Date  June 15, 1998                             /s/ David A. Brune
                                            --------------------------------
                                             David A. Brune, Vice President
                                             on behalf of the Registrant and
                                             as Principal Financial Officer



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 BGE CAPITAL TRUST I
                                                    (Registrant)

Date  June 15, 1998                               /s/ David A. Brune
                                          -------------------------------------
                                         David A. Brune, Administrative Trustee



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


                                  EXHIBIT INDEX

       Exhibit
        Number



         8 Tax Opinion of Winthrop, Stimson, Putnam & Roberts dated as of June 15, 1998.

       23(d) Consent of Winthrop, Stimson, Putnam & Roberts (included in Exhibit 8).



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